PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Aug. 31, 2014
Property, Plant and Equipment [Abstract]
Schedule of property and equipment, net
Our property and equipment, net consist of the following:

	August 31, 2014	August 31, 2013
Furniture &office equipment	$85,889	$85,889
Vehicles	105,299	105,299
Computers & software	48,711	48,071
Field equipment	71,396	71,396
Total cost basis	311,295	310,655
Less: Accumulated depreciation	(228,293)	(162,438)
Property & equipment, net	$83,002	$148,217